UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): March 5, 2021

ENERPAC TOOL GROUP CORP
(Exact name of Registrant, as specified in its charter)

Wisconsin	1-11288	39-0168610
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

N86 W12500 WESTBROOK CROSSING
MENOMONEE FALLS, WISCONSIN 53051

Mailing address: P.O. Box 3241, Milwaukee, Wisconsin 53201
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (262) 293-1500

Former name or address, if changed since last report:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.20 per share	EPAC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.04    Temporary Suspension of Trading Under Registrant's Employee Benefit Plans.
On March 5, 2021, Enerpac Tool Group Corp. (the “Company”) sent a notice (the “Blackout Notice”) to its executive officers and directors regarding a blackout period (the “Blackout Period”) that will be imposed for the Enerpac Tool Group 401(k) Plan (the “Plan”). Restrictions on transactions by participants in the Plan will be imposed during the Blackout Period due to the transition of the administration of the Plan to a new service provider. During the Blackout Period, Plan participants and beneficiaries temporarily will be prevented from effecting certain Plan transactions including transactions in the Plan's Enerpac Stock Fund.

The Blackout Notice informed the Company’s directors and executive officers that during the Blackout Period they will be subject to certain trading restrictions with respect to the Company’s equity securities (including derivative securities such as stock options) acquired in connection with their services as an executive officer or a director of the Company. This notice was required pursuant to Section 306 of the Sarbanes-Oxley Act of 2002 and the Securities and Exchange Commission’s Regulation BTR, which prohibit trading in a company’s securities by directors and executive officers during certain blackout periods relating to its 401(k) plan.

The Blackout Period will begin on March 24, 2021 and is expected to end during the week of April 18, 2021. A copy of the Blackout Notice is attached as Exhibit 99.1 and is incorporated herein by reference. During the Blackout Period and for a period of two years thereafter, information regarding the Blackout Period, including confirmation of the actual beginning and ending dates, may be obtained, without charge, by contacting the Corporate Secretary of the Company, in writing, at Corporate Secretary at Enerpac Tool Group Corp., N86 W12500 Westbrook Crossing, Menomonee Falls, Wisconsin 53051, Attention Corporate Secretary or by telephone at (262) 293-1500.

Item 9.01    Financial Statements and Exhibits
(d) Exhibits:

Exhibit
Number	Description
99.1	Notice of Blackout Period Concerning Trading in Enerpac Common Stock Triggered by Upcoming 401(k) Plan Transition, dated March 5, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 8, 2021
ENERPAC TOOL GROUP CORP.

	By:	/s/ Fabrizio Rasetti
Fabrizio Rasetti
Executive Vice President, General Counsel
and Secretary